Exhibit 99.5

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE APRIL 12, 2008.

THE SECURITIES REPRESENTED HEREBY (AND THE SECURITIES ISSUED UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, OR (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, OR (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW OR (2) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, PROVIDED THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THAT EFFECT IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION OR (3) PURSUANT TO A REGISTRATION STATEMENT PURSUANT TO THE U.S. SECURITIES ACT.

THE WARRANT EVIDENCED HEREBY IS EXERCISABLE AS SET FORTH HEREIN UNTIL ON OR BEFORE 5:00 P.M. (OTTAWA TIME) ON DECEMBER 11, 2012 OR SUCH EARLIER TIME AS SET FORTH HEREIN, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE VOID AND OF NO FURTHER FORCE OR EFFECT.

3,400,000	Common Shares	Certificate No.	1

WARRANT CERTIFICATE

WORLD HEART CORPORATION

(continued under the laws of Canada)

THIS IS TO CERTIFY THAT, for valuable consideration, including without limitation the offer to make available clinical and marketing service to World Heart Corporation (the “Corporation”) as set forth in the Clinical and Marketing Support Services Agreement dated as of the date hereof, ABIOMED, Inc. (the “Subscriber”) is entitled until prior to 5:00 p.m. (PT), on December 11, 2012 upon and subject to the terms and conditions set forth herein and in the schedules attached hereto which form an integral part hereof and shall be deemed to be incorporated herein (the whole being referred to as this “Warrant”), to exercise in whole or in part this Warrant for:

(I) up to 680,000 common shares of the Corporation from the date hereof (subject to adjustment as provided in Schedule A hereto and those additional restrictions set forth herein), and

(II) up to 2,720,000 common shares of the Corporation commencing on the Second Closing Date as such term is defined in the note purchase agreement dated December 11, 2007 between the Corporation, World Heart Inc. and the Subscriber (the “Purchase Agreement”) (subject to adjustment as provided in Schedule A hereto and those additional restrictions set forth herein),

by delivering to the Corporation at its registered office this Warrant, with the notice of exercise attached hereto as Schedule B duly completed and executed, together with a certified cheque, bank draft, money order or good same day funds transmitted by wire or other similar transfer, in lawful money of the United States, payable to or to the order of the Corporation, in an amount equal to the Exercise Price (as defined herein), subject to Section 3 of Schedule A, of the Common Shares so subscribed for.

Notwithstanding anything to the contrary contained herein, to the extent applicable, until such time as the issuance of shares of Common Stock under this Warrant and the conversion of the secured convertible promissory note dated issued to the Subscriber on the date hereof (the “Note”) have been approved by the Company’s stockholders in accordance with Nasdaq Marketplace Rule 4350(i) and any applicable Nasdaq Marketplace Rule, the number of shares of Common Stock that may be acquired by the Investor upon exercise of this Warrant and upon conversion of the Note (or otherwise in respect thereof) shall be limited to no greater than 19.9% of the total number of shares of Common Stock outstanding on the Original Issue Date (the “Initial Cap”).  For the avoidance of doubt, in implementing the foregoing restriction, the Subscriber shall be free to exercise this Warrant for the full amount of the Initial Cap so long as the Subscriber has not converted the Note into into shares of Common Stock and any cash payments made to the Subscriber under the Note shall not be counted in any way towards the Initial Cap.

The purchase price payable for each Common Share subscribed for upon the exercise of this Warrant shall be $0.01, subject to adjustment in the events and in the manner set forth herein as provided in Schedule A hereto (the “Exercise Price”).

This Warrant shall become wholly void and the unexercised portion of the subscription rights evidenced hereby will expire and terminate at 5:00 p.m. (PT) on December 11, 2012 (the “Expiry Time”) unless previously terminated in accordance with Section 7.5 of the Purchase Agreement.

Surrender of this Warrant will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission, on actual receipt thereof by, the Corporation at the principal office of the Corporation at 7799 Pardee Lane, Oakland CA 94621 (the “Date of Delivery”). All Common Shares shall be issued upon the exercise of this Warrant shall be issued to the Subscriber, upon payment therefor of the Exercise Price and the Subscriber shall be deemed to have become the holder of record of such Common Shares on the Date of Delivery of this Warrant, together with payment for the Common Shares subscribed for, unless the transfer books of the Corporation shall be closed on such date, in which event the Common Shares so subscribed for shall be deemed to be issued and the Subscriber shall be deemed to have become the holder of record of such Common Shares on the date on which such transfer books are reopened and such Common Shares shall be issued at the Exercise Price in effect on the Date of Delivery of this Warrant, together with payment for the Common Shares subscribed for in accordance with the terms of this Warrant.

The Corporation will not be obligated to issue any fraction of a Common Share on the exercise of this Warrant.  To the extent that the Subscriber would otherwise have been entitled to receive, on the exercise of this Warrant, a fraction of a Common Share, the number Common Shares which the Subscriber is entitled to receive shall be rounded down to the nearest whole number and the Subscriber shall receive a cash payment in-lieu of such fractional share based on the Current Market Price (as defined in Schedule A hereto).

The Subscriber may purchase less than the number of Common Shares which the Subscriber is entitled to purchase hereunder on delivery of this Warrant, in which event a new Warrant, in form identical hereto,

2

entitling the Subscriber to purchase the number of Common Shares not purchased, will be issued to the Subscriber.

This Warrant does not entitle the Subscriber to any rights or interest whatsoever as a shareholder of the Corporation or any other rights or interest except as expressly provided in this Warrant.

If this Warrant or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new Warrant, in form identical hereto, evidencing any unexercised portion of the subscription rights evidenced hereby to replace the Warrant so stolen, lost, mutilated or destroyed.

On presentation at the principal office of the Corporation subject to the provisions of the Warrant and on compliance with the reasonable requirements of the Corporation, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates of different denominations evidencing in the aggregate the same number of Common Shares as the Warrant Certificate being exchanged.

All amounts of money referred to in this Warrant are expressed in lawful money of the United States.

The Warrant evidenced by this certificate may only be transferred, upon compliance with the conditions set forth in this Warrant and schedules and appendices hereto, on the register of transfer to be kept at the principal office of the Corporation by the holder or the holder’s executors, administrators or other legal representatives or the holder or the holder’s attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation and subject to the compliance with certain other terms of the Warrant, and upon compliance with the requirements and such other reasonable requirements as the Corporation may prescribe, such transfer will be duly noted on such register of transfer by the Corporation.  Notwithstanding the foregoing, the Corporation will be entitled to refuse to record any transfer of the Warrant on such register if such transfer would constitute a violation of applicable securities laws.

This Warrant shall enure to the benefit of and shall be binding upon the Subscriber and the Corporation and their respective successors.

This Warrant shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein, with out regard to its principles of conflict of laws.

3

IN WITNESS WHEREOF the Corporation has caused this Warrant to be issued in its name by the signature of its duly authorized officer in that behalf.

DATED as of the 11th day of December, 2007.

WORLD HEART CORPORATION
By:

/s/ David Pellone
Name: David Pellone
Title: Chief Financial Officer

4

SCHEDULE A

Additional Terms and Conditions of the Warrant

1.                                       Common Shares Reserved for Issuance. The Corporation covenants and agrees that so long as the within Warrant (hereinafter in this Schedule A referred to as the “Warrant”) is outstanding, it will at all times reserve out of its unissued Common Shares against the exercise by the Subscriber of the Warrant, a sufficient number of Common Shares to enable the Subscriber to exercise in full its rights upon the basis and upon the terms and conditions provided for by the Warrant.

2.                                       Adjustments

2.1           The rights of the holder of the Warrant, including the number of Common Shares issuable upon the exercise of such Warrant and the Exercise Price payable on exercise of such Warrant, shall be adjusted from time to time in the events and in the manner provided in, and in accordance with this Section 2 and for such purposes:

(a)                                  “Adjustment Period” means the period commencing on the date of original issuance of the Warrant and ending at the Expiry Time thereof;

(b)                                 “Current Market Price”, on any date, means the average, during the period of 20 consecutive Trading Days ending on the second Trading Day before such date, of the average of the closing prices per share at which the Common Shares have traded on the principal stock exchange or quotation system on which the Common Shares are listed or, if the Common Shares have not been listed on a stock exchange or quotation system for such number of Trading Days, then such lesser number of Trading Days as the Common Shares have been so listed, or, if the Common Shares are not listed on any stock exchange or quotation system, then in the over-the-counter market as reported by, or as quoted by, the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, provided that if, on any such Trading Day, there are no such reported or quoted closing prices, the average of the closing prices per share for board lots of the Common Shares reported by such stock exchange or as quoted by the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, for such Trading Day shall be utilized in computing such average, and provided further that if the Common Shares are not listed on any stock exchange or traded in any over-the-counter market, then the Current Market Price of the Common Shares shall be determined in good faith by the directors;

(c)                                  “Exchange Rate” means the rate at which Common Shares are issuable upon the exercise in full of the Warrant, which rate, subject to adjustment in accordance with this Section, is 3,400,000 Common Shares as of date hereof;

(d)                                 “Trading Day”, with respect to any stock exchange or over-the-counter market, means a day on which shares may be traded through the facilities of such stock exchange or in such over-the-counter market, and, otherwise, means a day on which shares may be traded through the facilities of the principal stock exchange on which the Common Shares are listed (or, if the Common Shares are not listed on any stock exchange, then in the over-the-counter market).

2.2

(a)                                  The Exchange Rate in effect at any date will be subject to adjustment from time to time and whenever at any time during the Adjustment Period, the Corporation shall (i) subdivide, or redivide its outstanding Common Shares into a greater number of Common Shares, or (ii) consolidate, combine or reduce its outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares or other securities of the Corporation that are exchangeable for or convertible into Common Shares (“convertible securities”) to all or substantially all of the holders of Common Shares or convertible securities (as the case may be) by way of a stock dividend or other distribution.  In any such event, the Exchange Rate shall, on the record date of such event or the effective date of such event if no record date is fixed, be adjusted so that it will equal the rate determined by multiplying the Exchange Rate in effect immediately prior to such date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the numerator shall be the total number of Common Shares outstanding on such date after giving effect to such event.  Such adjustment will be made successively whenever any such event shall occur and any such issue of Common Shares or convertible securities by way of a stock dividend or other distribution is deemed to have occurred on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Common Shares under this Subsection 2.2(a).  To the extent that this Subsection 2.2(a) has become operative because of an issue of convertible securities referred to in clause (iii) above, the number of Common Shares purchasable under the Warrant shall be readjusted based on the number of Common Shares issuable upon conversion or exchange of such convertible or exchangeable securities.

(b)                                 If and whenever at any time during the Adjustment Period, there is (i) any reclassification of the Common Shares at any time outstanding, any change of the Common Shares into other shares or any other capital reorganization of the Corporation (other than as described in Subsection 2.2(a)), (ii) any consolidation, amalgamation, arrangement, merger or other form of business combination of the Corporation with or into any other corporation, trust, partnership, or other entity resulting in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other capital reorganization of the Corporation, (iii) any triggering of a shareholders rights plan, or (iv) any sale, lease, exchange or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation, trust, partnership or other entity, then, in each such event, the holder of the Warrant if thereafter exercised on or after the effective date of such event will be entitled to receive, and shall accept, in lieu of the number of Common Shares to which such holder was theretofore entitled upon such exercise, the kind and number or amount of shares or other securities or property which such holder would have been entitled to receive as a result of such event if, on the effective date thereof, such holder had been the registered holder of the number of Common Shares to which such holder was theretofore entitled upon such exercise. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this Section 2 with respect to the rights and interests thereafter of the holder of the Warrant to the end that the provisions set forth in this Section 2 will thereafter correspondingly be made applicable, as nearly as may reasonably be possible, in the relation to any shares or other securities or property thereafter deliverable upon the exercise or deemed exercise of the

Warrant.  Any such adjustments will be made by and set forth in a supplement hereto approved by the directors of the Corporation and shall for all purposes be conclusively deemed to be an appropriate adjustment.

2.3

(c)                                  The Exercise Price in effect at any date will be subject to adjustment from time to time if and whenever at any time during the Adjustment Period, the Corporation shall (i) subdivide, or redivide its outstanding Common Shares into a greater number of Common Shares, or (ii) consolidate, combine or reduce its outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares or convertible securities to all or substantially all of the holders of Common Shares or convertible securities (as the case may be) by way of a stock dividend or other distribution.  In any such event, the Exercise Price shall, on the record date of such event or the effective date of such event if no record date is fixed, be adjusted so that it will equal the price determined by multiplying the Exercise Price in effect immediately prior to such date by a fraction, the numerator of which shall be the total number of Common Shares outstanding on such effective date or record date before giving effect to such event, and the denominator of which shall be the total number of Common Shares outstanding on such date immediately after giving effect to such event.  Such adjustment will be made successively whenever any such event shall occur.

(d)                                 If and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the making of a distribution to all or substantially all of the holders of Common Shares of:

(i)                                     shares of any class other than Common Shares whether of the Corporation or any other corporation;

(ii)                                  rights, options or warrants (other than rights, options or warrants exercisable by the holders thereof within a period expiring not more than 45 days after the date of issue thereof);

(iii)                               evidences of indebtedness; or

(iv)                              cash, securities or other property or assets;

then, in each such case, the Exercise Price will be adjusted immediately after such record date so that it will equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which the Corporation announces its intention to make such distribution, less the excess, if any, aggregate fair market value on such record date (as determined by the directors at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed over the fair market value of the consideration received therefor by the Corporation from the holders of the Common Shares (as determined by the directors), and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current

Market Price.  Any Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of such computation.  Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in paragraph 2.3(b) are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates.  To the extent that such distribution is not so made or to the extent that any such rights, options or warrants so distributed are not exercised prior to the expiration thereof, the Exercise Price will then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets actually distributed or based upon the number or amount of securities or the property or assets actually issued or distributed upon the exercise of such rights, options or warrants, as the case may be.

2.4

(e)                                  In any case in which this section 2 shall require that an adjustment shall become effective immediately after a record date for or effective date of an event referred to herein, the Corporation may defer, until the occurrence and consummation of such event, issuing to the holder of the Warrant, if exercised after such record date or effective date and before the occurrence and consummation of such event, the additional Common Shares or other securities or property issuable upon such exercise by reason of the adjustment required by such event, provided, however, that the Corporation or successor to the undertaking or assets of the Corporation, will deliver to such holder, as soon as reasonably practicable after such record date or effective dates, as applicable, an appropriate instrument evidencing such holder’s right to receive such additional Common Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Common Shares or other securities or property declared in favour of the holders of record of Common Shares or of such other securities or property on or after the date of exercise of the Warrant, or such later date as such holder would, but for the provisions of this Section 2.4, have become the holder of record of such additional Common Shares, warrants or of such other securities or property.

(f)                                    If the Corporation shall set a record date to determine the holders of the Common Shares or other securities for the purpose of entitling them to receive any dividend or other distribution or any subscription or exercise rights and shall, thereafter and before the distribution to such securityholders of any such dividend, distribution or subscription or exercise rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or exercise rights, then no adjustment in the Exercise Price or the Exchange Rate shall be required by reason of the setting of such record date.

(g)                                 The adjustments provided for in this Section 2 are cumulative, and shall, in the case of any adjustment to the Exchange Rate or the Exercise Price, be computed to the nearest one one-hundredth of a Common Share and will apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions of this Section 2, provided that, notwithstanding any other provision of this Section 2.4, no adjustment of the Exchange Rate or the Exercise Price will be required (i) unless such adjustment would require an increase or decrease of at least 1% in the Exchange Rate or the Exercise Price then in effect (provided, however, that any adjustment which by reason of this Subsection 2.4(c) is not required to be made will be carried forward and taken into account in any subsequent adjustment), or (ii) in respect of any Common Shares issuable or issued pursuant to any option, warrant, share option or share purchase plan of the Corporation, or (iii) in respect of any Common Shares issuable or issued pursuant to or upon exercise of the Warrant.

(h)                                 If any question arises with respect to the adjustments provided in this Section 2, such question shall be conclusively determined by the Corporation’s auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation. Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, and the holder of Warrant.

(i)                                     All shares of any class or other securities or property which the holder of the Warrant is at the time in question entitled to receive on the full exercise of the Warrant, whether or not as a result of adjustments made pursuant to this Section 2 shall, for the purposes of the interpretation of this Warrant Certificate, be deemed to be Common Shares which such holder of the Warrant is entitled to subscribe for pursuant to the exercise of the Warrant.

(j)                                     If and whenever at any time during the Adjustment Period, the Corporation shall take any action affecting or relating to the Common Shares, other than any and all action described in this Section 2, which in the opinion of the directors of the Corporation, would adversely affect the rights of the holder of the Warrant, the Exchange Rate and/or the Exercise Price shall be adjusted by the directors in such manner, if any, and at such time, as the directors, may in their sole discretion determine in good faith to be equitable in the circumstances to such holders.

(k)                                  As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Warrant, the Corporation will take any and all action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation, shall be obligated to and may validly and legally issue all the Common Shares or other securities or property which the holder of the Warrant would be entitled to receive thereafter on the exercise thereof in accordance with the provisions hereof.

(l)                                     At least seven days before the earlier of the effective date of or record date for any event referred to in this Section 2 that requires or might require an adjustment in any of the rights under the Warrant or such longer notice period as may be applicable in respect of notices required to be delivered by the Corporation to holders of its Common Shares, the Corporation will give notice to the holder of the Warrant of the particulars of such event and, to the extent determinable, any adjustment required and a description of how such adjustment will be calculated.

Such notice need only set forth such particulars as have been determined at the date                                          such notice is given. If any adjustment for which such notice is given is not then                                           determinable, promptly after such adjustment is determinable the Corporation will                                   give notice to the holder of the Warrant of such adjustment.

3.                                       Net Issue Exercise

The holder of the Warrant may exercise this Warrant, in whole or in part, if the Current Market           Price of one Common Share is greater than the Exercise Price (as of the date of calculation as set             forth below), in lieu of exercising this Warrant for cash, by electing to receive Common Shares equal to the value (as determined below) of this Warrant (or portion thereof being cancelled) by surrender of this Warrant at the principal office of the Corporation together with a duly completed notice of exercise and notice of such election, in which case the Corporation shall issue to the holder of the Warrant a number of Common Shares computed using the following formula:

X = Y(A-B)
     A

where:

X = the number of Common Shares to be issued to the holder of the Warrant

Y = the number of Common Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A = the Current Market Price of one Common Share (at the date of such calculation)

B = the Exercise Price (as adjusted to the date of such calculation)

In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of this Section 3, such exercise shall be accompanied by written notice from the holder of this Warrant specifying the manner of payment thereof and containing a calculation showing the number of Common Shares with respect to which purchase rights are being exercised thereunder and the net number of Common Shares to be issued after giving effect to such surrender, as set forth in Schedule B.  Any such calculation shall be subject to the provisions of this Section 3.

4.                                       Legends

(a)                                  Any certificate representing Common Shares issued upon the exercise of the Warrant prior to the date which is four months and one day after the date hereof will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT TRADE THE SECURITIES BEFORE APRIL 12, 2008.”

(b)                                 All certificates issued in exchange for or in substitution of, the Warrant Certificates, shall bear the following legend (the “US Legend”):

“THE SECURITIES REPRESENTED HEREBY (AND THE SECURITIES ISSUED UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, OR (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, OR (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW OR (2) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, PROVIDED THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THAT EFFECT IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION OR (3) PURSUANT TO A REGISTRATION STATEMENT PURSUANT TO THE U.S. SECURITIES ACT.”

(c)                                  In the event that the Warrant is exercised by the Subscriber or any transferee at any time, the certificates evidencing the Common Shares will bear the US Legend.

5.                                       Notices

(a)                                  A notice so given by mail or delivered (including delivery by facsimile) will be deemed to have been given on the third business day after it has been mailed or on the day which it has been delivered (including by facsimile), as the case may be.  In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded.

(b)                                 Any notice to be given hereunder by delivery to the Corporation, shall be at the following address:

To World Heart Corporation

7799 Pardee Lane

Oakland, CA  94621

Facsimile:  (510) 563-4800

Attention: Chief Financial Officer

with a copy to:

McCarthy Tetrault LLP
40 Elgin Street, Suite 1400
Ottawa, Ontario
K1P 5K6
Facsimile:  (613) 563-9386
Attention:  Virginia K. Schweitzer

Any notice to be given hereunder by delivery to the Subscriber, shall be at the following address:

ABIOMED, Inc.
22 Cherry Hill Drive
Danvers, MA 01923
Facsimile:  (978) 777-8411
Attention:  General Counsel

with a copy to:

Foley Hoag LLP
155 Seaport Boulevard
Boston, Massachusetts 02210
Facsimile:  (617) 832-7000
Attention:  Peter M. Rosenblum, Esq.

or to such other address(es) as the Company or the Subscriber may from time to time in writing notify the other party.

SCHEDULE B

NOTICE OF EXERCISE

To:                          WORLD HEART CORPORATION
The undersigned holder of the Warrant evidenced by this Warrant Certificate hereby exercises its right to be issued Common Shares of World Heart Corporation (or such other securities or property to which such exercise entitles him in lieu thereof or in addition thereto under the provisions of the Warrant Certificate) that are issuable upon the exercise of such Warrant, on the terms specified in such Warrant Certificate and in connection therewith was enclosed a certified cheque, bank draft, money order or good same day funds transmitted by wire or other similar transfer, in lawful money of the United States, payable to or to the order of the Corporation, in an amount equal to $0.01 (or price as adjusted) in respect of each Common Share to be issued.

In the event of a Net Issue Exercise as set forth in Section 3 of the Warrant Certificate, include the following information: (i) the manner of payment, (ii) a calculation showing the number of Common Shares with respect to which purchase rights are being exercised thereunder and (iii) the net number of shares to be issued after giving effect to such surrender, as set forth in Section 3, pursuant to the following formula:

X = Y(A-B)

      A

The undersigned hereby acknowledges that it is aware that the Common Shares received on exercise may be subject to restrictions on resale under applicable securities legislation.

The undersigned hereby irrevocably directs that the said Common Shares be issued, registered and delivered as follows:

Name(s) in Full	Address(es) in Full, Account No., S.I.N.	Number(s) of Common Shares

(Please print full name in which certificates for Common Shares are to be issued.  If any securities are to be issued to a person or persons other than the holder, the holder must pay to the Corporation all exigible transfer taxes or other government charges and sign the Form of Transfer.)

DATED this	day of	,	.

)
	)	Signature of Registered Holder
)
Witness	)	Name of Registered Holder

Note:                   The name of the Registered Holder of this Notice of Exercise must be the same as the name appearing on the face page of the Warrant Certificate to which this Schedule is attached.

Please check if the Common Share certificates are to be delivered at the office where this Warrant Certificate is surrendered, failing which such certificates will be mailed.

Certificates will be delivered or mailed as soon as practicable after the due surrender of this Warrant Certificate to which this Appendix is attached.

If this Notice of Exercise is delivered by hand, by mail or by facsimile: World Heart Corporation, 7799 Pardee Lane, Oakland CA 94621, Facsimile:                 , Attention: Chief Financial Officer.

DATED this	day of	,	200 .

APPENDIX 1

FORM OF TRANSFER

Any transfer of the Warrant will require compliance with applicable securities legislation.  Transferors and transferees are urged to contact legal counsel before effecting any such transfers.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to

Name:
Address:

its Warrant to purchase             of the Common Shares of World Heart Corporation (“the Corporation”) registered in the name of the undersigned on the records of the Corporation maintained by the Corporation represented by the attached Warrant Certificate and does hereby appoint as its attorney with full power of a substitution to transfer the Warrant on the appropriate register of the Corporation.

The undersigned confirms that the transfers are made in compliance with all applicable securities legislation and requirements of regulatory authorities including without limitation any undertaking given to the Toronto Stock Exchange.

If the sale evidenced hereby is being made to a U.S. Person (as such term is defined in Regulation S to the United States Securities Act of 1933 (the “1933 Act”)), the undersigned by the execution of this form of transfer hereby certifies that such sale does not require registration of the Warrant being transferred hereby under the 1933 Act and tenders herewith evidence satisfactory to the Corporation to such effect.

DATED this	day of	,	.

)
	)	Signature of Transferor
)
	)	Name of Transferor
Signature of Transferor must be guaranteed by a Canadian chartered bank, a major Canadian trust company or by a Medallion signature guarantee from a member of a recognized signature Medallion program